SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934


Date of Report (Date of earliest event reported)      June 19, 1996
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                              EMCOR Group, Inc.
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              (Exact Name of Registrant as Specified in Charter)




         Delaware                 0-2315                 11-2125338
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      (State or other           (Commission           (I.R.S. Employer
        jurisdiction            File Number)         Identification No.)
      of incorporation)



     101 Merritt Seven, Norwalk, CT                            06851
 ----------------------------------------                   -----------
 (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code (203)849-7800
                                                   -------------------



                                     N/A
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        (Former Name or Former Address, if Changed Since Last Report.)



                           Exhibit Index is located
                                  at Page 4
                                Page 1 of 114

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Item 5.  Other Events

On June 21, 1996, EMCOR Group, Inc. issued a press release regarding a Credit Agreement by and among it and Certain of Its Subsidiaries and Harris Trust and Savings Bank individually and as Agent and the Lenders which are or become parties thereto dated as of June 19, 1996. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits:

Exhibit No.       Description

4                 *           U.S.  $100,000,000 Credit Agreement by and among
                  EMCOR Group, Inc. and Certain of Its Subsidiaries and Harris Trust and Savings Bank individually and as Agent and the Lenders which are or become parties thereto dated as of June 19, 1996.

99                *           Press Release issued June 21, 1996.




















*                 Filed herewith.




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      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                EMCOR Group, Inc.


                                By /s/ Frank T. MacInnis
                                   ---------------------
                                Frank T. MacInnis
                                Chairman, President and
                                Chief Executive Officer


Dated:  June 25, 1996

Exhibit No.       Description
- -----------------------------

4     **          U.S.  $100,000,000 Credit Agreement by and among
                  EMCOR  Group,  Inc.  and  Certain  of Its  Subsidiaries  and
                  Harris Trust and Savings Bank individually and as Agent and the Lenders which are or become parties thereto dated as of June 19, 1996.

99    *           Press Release issued June 21, 1996.




















*                 Filed herewith.

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